HarborView Mortgage Pass-Through Certificates

Series 2005-2

Preliminary Marketing Materials

$953,772,000 (Approximate)

Lead Underwriter

This information is furnished to you solely by Greenwich Capital Markets, Inc. and not by the issuer of the securities or any of its affiliates.  Greenwich Capital Markets, Inc. is acting as Underwriter and not acting as Agent for the issuer or its affiliates in connection with the proposed transaction.

This Preliminary Term Sheet is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities.  It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction.  All amounts are approximate and subject to change.  The information contained herein supersedes information contained in any prior term sheet for this transaction.  In addition, the information contained herein will be superseded by information contained in term sheets circulated after the date hereof and by information contained in the Prospectus and Prospectus Supplement for this transaction.  An offering may be made only through the delivery of the Prospectus and Prospectus Supplement.

Preliminary Term Sheet

Date Prepared: March 11, 2005

HarborView Mortgage Pass-Through Certificates, Series 2005-2

Mortgage Pass-Through Certificates, Series 2005-2

$953,772,000 (Approximate, Subject to +/- 10% Variance)

Publicly Offered Certificates

Adjustable Rate Residential Mortgage Loans

Class	Principal Amount (Approx) (1)	WAL (Yrs) Call/ Mat(2)	Pmt Window (Mths) Call/ Mat(2)	Interest Rate Type	Tranche Type	Expected Ratings S&P/Moody’s
1-A	$620,795,000	Not Marketed Hereby		Floater (3)	Super Senior Floater	AAA/Aaa
2-A1A	$530,876,000	3.76 / 4.10	1-119 / 1-360	Floater (3)	Super Senior Floater	AAA/Aaa
2-A1B	$353,918,000	3.76 / 4.10	1-119 / 1-360	Floater (3)	Senior Mezz Floater	AAA/Aaa
2-A2	$68,978,000	3.76 / 4.10	1-119 / 1-360	Floater (3)	Senior Mezz Floater	AAA/Aaa
X(4)	Notional	Not Marketed Hereby		Variable	Senior IO	AAA/Aaa
PO(5)	$100			N/A	Senior PO	AAA/Aaa
A-R	$100			Variable	Senior/Residual	AAA/Aaa
B-1	$37,510,000			Floater (6)	Subordinate Floater	AA/Aa2
B-2	$29,837,000			Floater (6)	Subordinate Floater	A/A2
B-3	$22,165,000			Floater (6)	Subordinate Floater	BBB/Baa2
B-4	$22,165,000	Privately Offered Certificates			Subordinate Floater	BB/Ba2
B-5	$10,230,000				Subordinate Floater	B/NR
B-6	$8,525,800				Subordinate Floater	NR/NR
Total	1,705,000,000

(1)

Distributions on the Class 1-A Certificates will be derived primarily from a pool of conforming balance adjustable-rate mortgage loans (“Group 1 Mortgage Loans”). Distributions on the Class 2-A1A, Class 2-A1B and Class 2-A2 Certificates will be derived primarily from a pool of conforming and non-conforming balance adjustable-rate mortgage loans (“Group 2 Mortgage Loans”).  Distributions on the Class PO, Class X and Subordinate Certificates will be derived from the Group 1 Mortgage Loans and Group 2 Mortgage Loans.  Class sizes are subject to final collateral pool size and rating agency approval and may increase or decrease by up to 10%.

(2)

The WAL and Payment Window for the Class 1-A, Class 2-A1A, Class 2-A1B and Class 2-A2 Certificates are shown to the first possible Optional Call Date and to maturity.

(3)

On each Distribution Date, the Certificate Interest Rate for the Class 1-A, Class 2-A1A, Class 2-A1B and Class 2-A2 Certificates will be equal to the least of (i) One-Month LIBOR plus the margin (which margin doubles after the first possible Optional Call Date), (ii) the Net WAC Cap and (iii) 10.50%.

(4)

The Class X Certificates will have a notional balance equal to the aggregate principal balance of the Mortgage Loans.  It will accrue interest on its notional balance on each Distribution Date at a Certificate Interest Rate equal to the excess of (i) the weighted average of the Net Mortgage Rates of the Mortgage Loans over (ii) the product of (a) interest accrued on the Certificates (other than the Class X Certificates) during the related accrual period and (b) 12, divided by the aggregate principal balance of the Mortgage Loans.

(5)

The Class PO Certificates will consist of two principal only components each related to a specific group of Mortgage Loans.  The Class PO Certificates will have an initial principal balance equal to $100, which principal balance will be increased to the extent of any Net Deferred Interest from the Mortgage Loans allocated to the Class X Certificates, as described herein.  The Class PO will not receive interest distributions.

(6)

For each Distribution Date, the Certificate Interest Rate for the Class B-1, Class B-2 and Class B-3 Certificates will be equal to the lesser of (i) One-Month LIBOR plus the related margin (in each case, which margin will be multiplied by 1.5 after the first possible Optional Call Date), (ii) the Net WAC Cap and (iii) the Net Maximum Rate Cap.

Depositor:

Greenwich Capital Acceptance, Inc.

Lead Underwriter:

Greenwich Capital Markets, Inc.

Co-Manager:

WaMu Capital Corp.

Servicers:

Countrywide Home Loans Servicing, LP.

Trustee:

[U.S. Bank National Association]

Custodians:

The Bank of New York.

Rating Agencies:

S&P and/or Moody’s will rate the Offered Certificates.  It is expected that the Certificates will be assigned the credit ratings on page 2 of this Preliminary Term Sheet.

Cut-off Date:

March 1, 2005.

Expected Pricing Date:

March [16], 2005.

Closing Date:

On or about April 12, 2005.

Distribution Date:

The 19th of each month (or if such day is not a business day, the next succeeding business day), commencing in April 2005.

Certificates:

The “Senior Certificates” will consist of the 1-A, Class 2-A1A, Class 2-A1B, Class 2-A2, (collectively the “Class A Certificates”), the Class PO, Class X Certificates and Class A-R Certificate.  The Class B-1, Class B-2, Class B-3, Class B-4, Class B-5 and Class B-6 Certificates will be referred to herein as the “Subordinate Certificates.”  The Senior Certificates and the Subordinate Certificates are collectively referred to herein as the “Certificates.”  The Class 2-A1A, Class 2-A1B and Class 2-A2 Certificates (the “Offered Certificates”) are being offered publicly.

Accrued Interest:

The price to be paid by investors for the Offered Certificates will not include accrued interest (settling flat).

Interest Accrual Period:

The interest accrual period with respect to the Class A Certificates and the Subordinate Certificates for a given Distribution Date will be the period beginning with the prior Distribution Date (or, in the case of the first Distribution Date, the Closing Date) and ending on the day prior to such Distribution Date (on an Actual/360 basis).  The interest accrual period for the Class A-R and Class X Certificates will be the calendar month prior to such Distribution Date (on a 30/360 basis).

Registration:

The Offered Certificates will be made available in book-entry form through DTC.  The Offered Certificates will, upon request, be made available in book-entry form through Clearstream, Luxembourg and the Euroclear System.

Federal Tax Treatment:

It is anticipated that the Class A Certificates and Subordinate Certificates will be treated as REMIC regular interests for federal tax income purposes.  The Class A-R Certificate will be treated as a REMIC residual interest for tax purposes.

ERISA Eligibility:

The Class A Certificates and Class B-1, Class B-2 and Class B-3 Certificates are expected to be ERISA eligible.  Prospective investors should review with their legal advisors whether the purchase and holding of the Class A, Class B-1, Class B-2 or Class B-3 Certificates could give rise to a transaction prohibited or not otherwise permissible under ERISA, the Internal Revenue Code or other similar laws.  The Class A-R Certificate will not be ERISA eligible.

SMMEA Treatment:

The Senior Certificates and Class B-1 Certificates are expected to constitute “mortgage related securities” for purposes of SMMEA.  The Class B-2 and Class B-3 Certificates will not constitute “mortgage related securities” for purposes of SMMEA.

Optional Termination:

The terms of the transaction allow for an option to terminate the Offered Certificates, which may be exercised once the aggregate principal balance of the Mortgage Loans is less than 10% of the aggregate principal balance of the Mortgage Loans as of the Cut-off Date (the “Optional Call Date”).

Pricing Prepayment

Speed:

The Offered Certificates will be priced to a prepayment speed of 20% CPR.

Mortgage Loans:

As of the Cut-off Date, the aggregate principal balance of the mortgage loans described herein is approximately $1,013,499,897 (the “Statistical Mortgage Loans”).  The Statistical Mortgage Loans will be divided into two groups, the “Group 1 Statistical Mortgage Loans” and the “Group 2 Statistical Mortgage Loans”. The Mortgage Loans consist of conventional, adjustable rate, first lien residential mortgage loans, substantially all of which have original terms to maturity of 30 years.  All of the Mortgage Loans accrue interest at a mortgage rate which adjusts monthly (after the initial fixed rate period of one, two or three months) based upon an index rate of the 12-month moving average of the monthly yield on United States treasury securities adjusted to a constant maturity of one year (the “MTA”).

On the Closing Date the aggregate principal balance of the mortgage loans is expected to be $1,705,000,000 (the “Mortgage Loans”).

The “Group 1 Mortgage Loans” consist of conforming balance adjustable rate, first lien residential mortgage loans with an aggregate principal balance as of the Closing Date of approximately $672,220,170.

The “Group 2 Mortgage Loans” consist of conforming and non conforming balance adjustable rate, first lien residential mortgage loans with an aggregate principal balance as of the Closing Date of approximately $1,032,779,830.

It is anticipated that on the Closing Date, the characteristics of the Mortgage Loans as of the Cut-Off Date will be substantially similar to the characteristics of the Mortgage Loans  as described and shown herein.  The aggregate principal balance is expected to be subject to an increase or decrease of up to 10%.

Negative amortization on a Mortgage Loan will occur when the borrower elects to make the minimum monthly payment and such payment is less than interest accrued at the current mortgage rate on the unpaid principal balance of the Mortgage Loan (such deficiency, “Deferred Interest”).  The amount of the Deferred Interest is added to the unpaid principal balance of the Mortgage Loan.

Credit Enhancement:

Senior/subordinate, shifting interest structure.  The credit enhancement information shown below is subject to final rating agency approval.

Credit enhancement for the Senior Certificates will consist of the subordination of the Class B-1, Class B-2, Class B-3, Class B-4, Class B-5 and Class B-6 Certificates, initially approximately [7.65]% total subordination.

Shifting Interest:

Until the Distribution Date occurring in April 2015, the Subordinate Certificates will be locked out from receipt of unscheduled principal (unless the Senior Certificates are paid down to zero or the credit enhancement percentage provided by the Subordinate Certificates has doubled prior to such date as described below).  After such time and subject to standard collateral performance triggers (as described in the prospectus supplement), the Subordinate Certificates will receive increasing portions of unscheduled principal.

The unscheduled principal payment percentages on the Subordinate Certificates are as follows:

Periods:

Unscheduled Principal Payments (%)

April 2005 – March 2015

0% Pro Rata Share

April 2015 – March 2016

30% Pro Rata Share

April 2016 – March 2017

40% Pro Rata Share

April 2017 – March 2018

60% Pro Rata Share

April 2018 – March 2019

80% Pro Rata Share

April 2019 and after

100% Pro Rata Share

However, if the credit enhancement percentage provided by the Subordinate Certificates has doubled from the initial credit enhancement percentage (subject to the performance triggers described in the prospectus supplement), (i) prior to the Distribution Date in April 2008, the Subordinate Certificates will be entitled to only 50% of their pro rata share of unscheduled principal payments or (ii) on or after the Distribution Date in April 2008, the Subordinate Certificates will be entitled to 100% of their pro rata share of unscheduled principal payments.

Scheduled principal payments will be distributed pro rata to the Senior and Subordinate Certificates.

Any unscheduled principal not allocated to the Subordinate Certificates will be allocated to the Senior Certificates.  In the event the current senior percentage related to the loan group (aggregate principal balance of the related Senior Certificates, divided by the aggregate principal balance of the related Mortgage Loans) exceeds the applicable initial senior percentage (aggregate principal balance of the related Senior Certificates as of the Closing Date, divided by the aggregate principal balance of the related Mortgage Loans as of the Cut-off Date), the related Senior Certificates will receive all unscheduled principal payments for the Mortgage Loans, regardless of any unscheduled principal payment percentages above.

Unscheduled principal will generally consist of the sum of (i) liquidation proceeds, recoveries, and other unscheduled principal amounts and (ii) the excess, if any, of voluntary prepayments over Deferred Interest.

Allocation of

Realized Losses:

Any realized losses other than excess losses on the Mortgage Loans will be allocated as follows: first, to the Subordinate Certificates in reverse order of their numerical Class designations, in each case until the related class principal balance has been reduced to zero; and second; to the Senior Certificates (other than the Class X Certificates) as follows:

(a)

any realized losses remaining on the Group 1 Mortgage Loans to the Class 1-A Certificates and the group 1 component of the Class PO Certificates, on a pro-rata basis until the related class principal balance or component principal balance has been reduced to zero, provided however, that the Class 1-A Certificates’ pro rata allocation of realized losses will first be allocated to the Class 2-A2 Certificates until its class principal balance has been reduced to zero (After the principal balance of the Class 2-A2 Certificates has been reduced by their pro rata allocation of Realized Losses related to the Group 2 Mortgage Loans).

(b)

any realized losses remaining on the Group 2 Mortgage Loans to the Class 2-A1A, Class 2-A1B and Class 2-A2 Certificates and the group 2 component of the Class PO Certificates, on a pro-rata basis until the related class principal balance or component principal balance has been reduced to zero, provided however, that the Class 2-A1A and Certificates’ pro rata allocation of realized losses will first be allocated to the Class 2-A1B Certificates, until the principal balance of such class has been reduced to zero.

Excess losses (bankruptcy, special hazard and fraud losses in excess of the amounts established by the rating agencies) will be allocated to the Senior Certificates and the related component of the Senior Certificates on a pro rata basis.

Net Mortgage Rate:

The “Net Mortgage Rate” with respect to each Mortgage Loan is equal to the mortgage rate less the servicing fee rate (0.375%), LPMI fee rate, if any, and the trustee fee rate.

Net WAC Cap:

The “Net WAC Cap” for the Class 1-A, Class 2-A1A, Class 2-A1B, Class 2-A2 and Subordinate Certificates is equal to the weighted average of the Net Mortgage Rates of the Mortgage Loans, in each case adjusted for the related accrual period.

Net Maximum Rate:

The “Net Maximum Rate” with respect to each Mortgage Loan is equal to the maximum mortgage rate less the servicing fee rate (0.375%), LPMI fee rate, if any, and the trustee fee rate.

Net Maximum Rate Cap:

The “Net Maximum Rate Cap” for the Subordinate Certificates is equal to the weighted average of the Net Maximum Rates of the Mortgage Loans, in each case adjusted for the related accrual period.

Carryover Shortfall

Amount:

The Class 1-A, Class 2-A1A, Class 2-A1B and Class 2-A2 and Subordinate Certificates will be entitled to the payment of an amount equal to the sum of (i) the excess, if any, of (a) interest accrued at the Certificate Interest Rate for such Class (without giving effect to the Net WAC Cap) over (b) the amount of interest actually accrued on such Class and (ii) the unpaid portion of any such excess from previous Distribution Dates (and any interest thereon at the Certificate Interest Rate for such Class without giving effect to the Net WAC Cap) (together, the “Carryover Shortfall Amount”).  The Carryover Shortfall Amount will be paid only to the extent of interest otherwise distributable to the Class X Certificates (after the reduction due to Net Deferred Interest allocable to the Class X Certificates) and additionally in the case of the Class 1-A, Class 2-A1A, Class 2-A1B and Class 2-A2 Certificates amounts available from the related Yield Maintenance Agreement, on such Distribution Date or future Distribution Dates.

Adjusted Cap Rate:

The “Adjusted Cap Rate” for the Class 1-A, Class 2-A1A, Class 2-A1B and Class 2-A2 and Subordinate Certificates and for any Distribution Date equals (x) the Net WAC Cap less (y) a per annum rate equal to: (i) the product of (a) the Net Deferred Interest for such Distribution Date and (b) 12, divided by (ii) the aggregate principal balance of the mortgage loans as of the first day of the month prior to such Distribution Date, adjusted for the related Interest Accrual Period.

The “Adjusted Cap Rate” for the Class X Certificates and any Distribution Date shall equal the Certificate Interest Rate for the Class X Certificates, computed for this purposes by (i) reducing the weighted average Net Mortgage Rates of the Mortgage Loans by a per annum rate equal to the quotient of (a) the Net Deferred Interest on the Mortgage Loans for such Distribution Date multiplied by 12, divided by (b) the aggregate principal balance of the Mortgage Loans as of the first day of the month prior to such Distribution Date, and (ii) computing the weighted average of the pass-through rates of the certificates (other than the Class X Certificates) by substituting “Adjusted Cap Rate” for “Net WAC Cap” in the definition of pass-through rate for each of the Class A-R, Class 1-A, Class 2-A1A, Class 2-A1B and Class 2-A2 and Subordinate Certificates.

Net Deferred Interest:

The “Net Deferred Interest” for a Distribution Date and Mortgage Loan Group 1s the excess, if any, of Deferred Interest for the related due period and group over voluntary principal prepayments for the related prepayment period and group.

For any Distribution Date, Net Deferred Interest will be allocated among the Certificates in an amount equal to the excess, if any, for each such class of (i) the current interest accrued at the applicable Certificate Interest Rate for such class, over (ii) the amount of current interest that would have accrued had the Certificate Interest Rate for such class equaled the related Adjusted Rate Cap for such class and Distribution Date.  The amount of current interest allocable to each Class of Certificates will be reduced by the amount of Net Deferred Interest allocable to such Class of Certificates and such Net Deferred Interest will be added to the principal balance of such Class of Certificates (or added to the principal balance of the components of the Class PO Certificates in the case of the Class X Certificates).

Yield Maintenance

Agreement:

On the Closing Date, the Trustee will enter into a “Yield Maintenance Agreement”, or “YM”, with a counterparty (the “Counterparty”) for the benefit of the Class 1-A, Class 2-A1A, Class 2-A1B and Class 2-A2 Certificates. The notional balance of the YMA for any Distribution Date is equal to the lesser of (i) the notional balance as set forth in the schedule below and (ii) the aggregate balance of the related Certificates on the day prior to such Distribution Date.  The Counterparty will be obligated to make monthly payments to the Trustee when one-month LIBOR exceeds the specified strike rate. Such payments will be capped at their maximum amount when one-month LIBOR equals or exceeds 10.50%.  The Yield Maintenance Agreement will terminate after the Distribution Date in October 2015. Any payments received from the related Yield Maintenance Agreement will be used to pay Carryover Shortfall Amounts on the Class 1-A, Class 2-A1A, Class 2-A1B and Class 2-A2 Certificates provided that payments  will be allocated pro rata based on class principal balance), as applicable.

The Class 2-A1A, Class 2-A1B and Class 2-A2 Yield Maintenance Agreement
Period	Notional ($)	Strike (%)	Period	Notional ($)	Strike (%)	Period	Notional ($)	Strike (%)
1	N/A	N/A	44	449,543,837	9.255125	87	193,995,131	9.255125
2	933,092,941	9.560233	45	439,533,805	9.563629	88	190,237,317	9.563629
3	919,379,392	9.254166	46	429,713,042	9.255125	89	186,550,625	9.255125
4	905,867,792	9.563631	47	421,515,499	9.255125	90	182,933,725	9.255125
5	892,554,940	9.255127	48	413,471,870	10.246745	91	179,385,311	9.563629
6	879,437,691	9.255127	49	405,579,290	9.255125	92	175,904,104	9.255125
7	866,512,953	9.563631	50	397,834,947	9.563629	93	172,488,846	9.563629
8	853,777,684	9.255127	51	390,236,081	9.255125	94	169,138,303	9.255125
9	841,228,894	9.563631	52	382,779,983	9.563629	95	165,851,266	9.255125
10	828,863,642	9.255127	53	375,463,993	9.255125	96	162,626,544	10.246745
11	816,678,752	9.255127	54	368,285,503	9.255125	97	159,462,973	9.255125
12	804,669,626	10.246748	55	361,241,951	9.563629	98	156,359,408	9.563629
13	792,801,985	9.255127	56	354,330,825	9.255125	99	153,314,725	9.255125
14	780,940,749	9.563632	57	347,549,655	9.563629	100	150,327,823	9.563629
15	769,254,866	9.255127	58	340,896,022	9.255125	101	147,397,619	9.255125
16	757,741,550	9.563632	59	334,367,549	9.255125	102	144,523,051	9.255125
17	746,398,061	9.255128	60	327,961,904	10.246745	103	141,703,079	9.563629
18	735,221,705	9.255128	61	321,676,796	9.255125	104	138,936,678	9.255125
19	724,209,834	9.563632	62	315,509,981	9.563629	105	136,222,846	9.563629
20	713,359,842	9.255128	63	309,459,252	9.255125	106	133,560,597	9.255125
21	702,669,170	9.563632	64	303,522,446	9.563629	107	130,948,965	9.255125
22	692,135,300	9.255128	65	297,697,438	9.255125	108	128,387,001	10.246745
23	681,755,509	9.255128	66	291,982,143	9.255125	109	125,873,773	9.255125
24	671,525,855	10.246749	67	286,374,517	9.563629	110	123,408,370	9.563629
25	661,416,869	9.255128	68	280,872,551	9.255125	111	120,989,893	9.255125
26	651,312,391	9.563632	69	275,474,274	9.563629	112	118,617,462	9.563629
27	641,357,727	9.255128	70	270,177,751	9.255125	113	116,290,215	9.255125
28	631,550,492	9.563632	71	264,981,086	9.255125	114	114,007,303	9.255125
29	621,888,340	9.255128	72	259,882,413	10.246745	115	111,767,894	9.563629
30	611,689,869	9.255124	73	254,879,906	9.255125	116	109,571,173	9.255125
31	598,621,826	9.563629	74	249,971,769	9.563629	117	107,416,337	9.563629
32	585,799,784	9.255125	75	245,156,241	9.255125	118	105,302,602	9.255125
33	573,219,178	9.563629	76	240,431,593	9.563629	119	103,229,194	9.255125
34	560,875,531	9.255125	77	235,796,129	9.255125	120	101,195,358	10.246745
35	548,764,447	9.255125	78	231,248,183	9.255125	121	99,200,349	9.255125
36	536,881,610	9.893409	79	226,786,122	9.563629	122	97,243,439	9.563629
37	525,222,786	9.255125	80	222,408,342	9.255125	123	95,323,912	9.255125
38	513,783,821	9.563629	81	218,113,268	9.563629	124	93,441,065	9.563629
39	502,560,634	9.255125	82	213,899,356	9.255125	125	91,594,209	9.255125
40	491,549,222	9.563629	83	209,765,090	9.255125	126	89,782,668	9.255125
41	480,745,657	9.255125	84	205,708,981	9.893409	127	88,005,778	9.563629
42	470,146,083	9.255125	85	201,729,570	9.255125
43	459,746,714	9.563629	86	197,825,422	9.563629

Certificates Priority of

Distributions:

Available funds from the Mortgage Loans will be distributed in the following order of priority:

1)

*Senior Certificates, accrued and unpaid interest, at the related Certificate Interest Rate, from the related Mortgage Loans, provided, however, that any interest otherwise distributable with respect to the Class X Certificates will be reduced to the extent necessary to pay any Carryover Shortfall Amount below (after giving effect to any Net Deferred Interest amount allocated to the Class PO Certificates);

2)

**

a)

from the Group 1 Mortgage Loans to the Class A-R, Class 1-A Certificates and group 1 component of the Class PO Certificates, sequentially until the principal balance of such Class or component has been reduced to zero, up to the principal allocable for such classes;

b)

from the Group 2 Mortgage Loans, first pro rata to the Class 2-A1A, Class 2-A1B and Class 2-A2 Certificates, until the aggregate principal balance of such Classes has been reduced to zero and second, to the group 2 component of the Class PO Certificates, until the principal balance of the related principal only component of the Class PO Certificates has been reduced to zero, up to the principal allocable for such classes;

1)

First to the Class 1-A, Class 2-A1A, Class 2-A1B and Class 2-A2 Certificates on a pro rata basis and second, to the Subordinate Certificates sequentially, to pay any related Carryover Shortfall Amount (and in the case of the Class 1-A, Class 2-A1A, Class 2-A1B and Class 2-A2 Certificates, the amount remaining after the application of amounts received from the Yield Maintenance Agreement) , from amounts otherwise distributable with respect to the Class X Certificates (after giving effect to any Net Deferred Interest amount allocated to the Class X Certificates);

2)

Class B-1 Certificates, accrued and unpaid interest at the Class B-1 Certificate Interest Rate;

3)

Class B-1 Certificates, principal allocable to such Class;

4)

Class B-2 Certificates, accrued and unpaid interest at the Class B-2 Certificate Interest Rate;

5)

Class B-2 Certificates, principal allocable to such Class;

6)

Class B-3 Certificates, accrued and unpaid interest at the Class B-3 Certificate Interest Rate;

7)

Class B-3 Certificates, principal allocable to such Class;

8)

Class B-4, Class B-5 and Class B-6 Certificates, in sequential order, accrued and unpaid interest at the related Certificate Interest Rate and their respective share of principal allocable to such Classes;

9)

Class A-R Certificate, any remaining amount.

*   The accrued and unpaid interest payable to a Class of Certificates on any Distribution Date will be reduced by the amount of any Net Deferred Interest allocated to such Class of Certificates on such Distribution Date.

**   Under certain limited circumstances such as when (i) the aggregate principal balance of any of the

    Class A Certificates and the related principal only component have been reduced to zero or

                                                    (ii) the aggregate principal balance of any of the Class A Certificates and the related principal only component are undercollateralized, principal and/or interest from such related mortgage loan Group in case (i) or principal and interest from another mortgage loan Group in the case (ii) will be used to make    payments on the unrelated Class A Certificates and principal only component, as described in the prospectus

This information is furnished to you solely by Greenwich Capital Markets, Inc. ("GCM") and not by the issuer of the securities or any of its affiliates.  GCM is acting as underwriter and not as agent for the issuer or its affiliates in connection with the proposed transaction.

COMPUTATIONAL MATERIALS DISCLAIMER

The attached tables and other statistical analyses (the “Computational Materials”) are privileged and intended for use by the addressee only.  These Computational Materials have been prepared by Greenwich Capital Markets, Inc. in reliance upon information furnished by the issuer of the securities and its affiliates.  These Computational Materials are furnished to you solely by Greenwich Capital Markets, Inc. and not by the issuer of the securities.  They may not be provided to any third party other than the addressee’s legal, tax, financial and/or accounting advisors for the purposes of evaluating said material.

Numerous assumptions were used in preparing the Computational Materials which may or may not be reflected therein.  As such, no assurance can be given as to the Computational Materials’ accuracy, appropriateness or completeness in any particular context; nor as to whether the Computational Materials and/or the assumptions upon which they are based reflect present market conditions or future market performance.  These Computational Materials should not be construed as either projections or predictions or as legal, tax, financial or accounting advice.

Any weighted average lives, yields and principal payment periods shown in the Computational Materials are based on prepayment assumptions, and changes in such prepayment assumptions may dramatically affect such weighted average lives, yields and principal payment periods.  In addition, it is possible that prepayments on the underlying assets will occur at rates slower or faster than the rates shown in the attached Computational Materials.  Furthermore, unless otherwise provided, the Computational Materials assume no losses on the underlying assets and no interest shortfall.  The specific characteristics of the securities may differ from those shown in the Computational Materials due to differences between the actual underlying assets and the hypothetical underlying assets used in preparing the Computational Materials.  The principal amount and designation of any security described in the Computational Materials are subject to change prior to issuance.  Neither Greenwich Capital Markets, Inc. nor any of its affiliates makes any representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities.

Although a registration statement (including the Prospectus) relating to the securities discussed in this communication has been filed with the Securities and Exchange Commission and is effective, the final prospectus supplement relating to the securities discussed in this communication has not been filed with Securities and Exchange Commission.  This communication shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the securities discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification of such securities under the securities laws of any such state.  Prospective purchasers are referred to the final prospectus supplement relating to the securities discussed in this communication for definitive Computational Materials and any matter discussed in this communication.  Once available, a final prospectus and prospectus supplement may be obtained by contacting the Greenwich Capital Markets, Inc. Trading Desk at (203) 625-6160.

Please be advised that the securities described herein may not be appropriate for all investors.  Potential investors must be willing to assume, among other things, market price volatility, prepayment, yield curve and interest rate risks.  Investors should make every effort to consider the risks of these securities.

If you have received this communication in error, please notify the sending party immediately by telephone and return the original to such party by mail.

Yield Tables (%)

Class 2-A-1A To Optional Call Date
	10 CPR	15 CPR	20 CPR	30 CPR	40 CPR
WAL (yr)	7.24	5.03	3.76	2.36	1.62
MDUR (yr)	6.04	4.39	3.37	2.19	1.53
First Prin Pay	1	1	1	1	1
Last Prin Pay	214	156	119	78	55

Class 2-A-1A Maturity
	10 CPR	15 CPR	20 CPR	30 CPR	40 CPR
WAL (yr)	7.64	5.44	4.10	2.59	1.78
MDUR (yr)	6.25	4.63	3.60	2.36	1.66
First Prin Pay	1	1	1	1	1
Last Prin Pay	360	360	360	360	360

Class 2-A-1B To Optional Call Date
	10 CPR	15 CPR	20 CPR	30 CPR	40 CPR
WAL (yr)	7.24	5.03	3.76	2.36	1.62
MDUR (yr)	6.02	4.38	3.36	2.18	1.53
First Prin Pay	1	1	1	1	1
Last Prin Pay	214	156	119	78	55

Class 2-A-1B Maturity
	10 CPR	15 CPR	20 CPR	30 CPR	40 CPR
WAL (yr)	7.64	5.44	4.10	2.59	1.78
MDUR (yr)	6.23	4.62	3.59	2.36	1.66
First Prin Pay	1	1	1	1	1
Last Prin Pay	360	360	360	360	360

Class 2-A-2 To Optional Call Date
	10 CPR	15 CPR	20 CPR	30 CPR	40 CPR
WAL (yr)	7.24	5.03	3.76	2.36	1.62
MDUR (yr)	6.02	4.38	3.36	2.18	1.53
First Prin Pay	1	1	1	1	1
Last Prin Pay	214	156	119	78	55

Class 2-A-2 Maturity
	10 CPR	15 CPR	20 CPR	30 CPR	40 CPR
WAL (yr)	7.64	5.44	4.10	2.59	1.78
MDUR (yr)	6.23	4.62	3.59	2.36	1.66
First Prin Pay	1	1	1	1	1
Last Prin Pay	360	360	360	360	360

Effective Net WAC Cap(1)(2)

The Effective Net WAC Cap for the Class 2-A1A, Class 2-A1B and Class 2-A2 Certificates will be equal to 10.50% for the second Distribution Date and every Distribution Date thereafter until the first possible Optional Call Date.

(1)

Assumes MTA increases instantaneously to 20.00% and the cashflows are run to the first possible Optional Call Date at the pricing prepayment speed.

(2)

Assumes proceeds from the related Yield Maintenance Agreement are included

The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by Greenwich Capital Markets, Inc.  Accordingly, Greenwich Capital Markets, Inc. makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof.  Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.

The information contained herein will be superseded by the description of the mortgage loans contained in the prospectus supplement.  Such information supersedes the information in all prior collateral term sheets, if any.

Statistical Mortgage Loan Statistics

As of the Cut-off Date

		Minimum	Maximum
Scheduled Principal Balance	$1,013,499,897	$19,900	$2,915,000
Average Scheduled Principal Balance	$354,743
Number of Mortgage Loans	2,857

Weighted Average Gross Coupon	2.190%	1.000%	6.250%
Weighted Average FICO Score	711	584	839
Weighted Average Combined Original LTV	73.41%	15.25%	98.19%

Weighted Average Original Term	360 months	360 months	360 months
Weighted Average Stated Remaining Term	360 months	354 months	360 months
Weighted Average Seasoning	0 months	0 months	6 months

Weighted Average Gross Margin	2.827%	1.000%	4.525%
Weighted Average Minimum Interest Rate	2.827%	1.000%	4.525%
Weighted Average Maximum Interest Rate	9.953%	9.950%	11.325%

Weighted Average Months to Roll	1 months	1 months	4 months

Weighted Average Neg Am Limit	115%	110%	115%
Weighted Average Payment Cap	7.500%	7.500%	7.500%
Weighted Average Recast	60 months	60 months	60 months

Maturity Date		Sep 1 2034	Apr 1 2035
Maximum Zip Code Concentration	0.57%	92253

ARM	100.00%	Cash Out Refinance	39.74%
		Purchase	38.98%
Negam MTA	100.00%	Rate/Term Refinance	21.28%

Not Interest Only	100.00%	Single Family	59.54%
		PUD	24.41%
Prepay Penalty: 12 months	45.40%	Condominium	10.88%
Prepay Penalty: 36 months	28.03%	Two-Four Family	5.17%
Prepay Penalty: 0 months	26.54%
Prepay Penalty: 3 months	0.02%	Primary	81.69%
		Investor	14.66%
First Lien	100.00%	Second Home	3.65%

Reduced Documentation	76.28%
Full Documentation	16.49%	Top 5 States:
Alternative Documentation	7.19%	California	62.45%
No Income / No Asset	0.05%	Florida	8.55%
		Nevada	4.41%
		Arizona	2.55%
		Colorado	2.48%

Current Principal Balance	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Combined Orig LTV	Weighted Average FICO
0.01 - 50,000.00	10	396,270.84	0.04%	1.802	360	66.25	681
50,000.01 - 100,000.00	103	8,782,373.92	0.87%	2.336	360	72.77	716
100,000.01 - 150,000.00	269	34,322,683.27	3.39%	2.352	360	73.84	717
150,000.01 - 200,000.00	353	61,876,419.24	6.11%	2.204	360	74.11	712
200,000.01 - 250,000.00	353	79,695,300.74	7.86%	2.447	360	73.17	709
250,000.01 - 300,000.00	315	87,029,124.43	8.59%	2.305	360	73.52	708
300,000.01 - 350,000.00	292	95,202,116.30	9.39%	2.129	360	74.89	705
350,000.01 - 400,000.00	295	111,044,705.73	10.96%	2.173	360	75.19	707
400,000.01 - 450,000.00	192	81,645,663.46	8.06%	2.313	360	76.91	712
450,000.01 - 500,000.00	176	84,143,308.84	8.30%	2.579	360	74.22	710
500,000.01 - 550,000.00	110	57,827,361.20	5.71%	2.105	360	76.18	707
550,000.01 - 600,000.00	101	57,931,575.22	5.72%	2.172	360	76.46	713
600,000.01 - 650,000.00	74	47,187,784.12	4.66%	2.273	360	74.36	707
650,000.01 - 700,000.00	38	25,805,646.03	2.55%	2.153	360	70.70	725
700,000.01 - 750,000.00	25	18,177,558.72	1.79%	1.858	360	73.43	729
750,000.01 - 800,000.00	25	19,455,661.85	1.92%	1.481	360	68.97	700
800,000.01 - 850,000.00	15	12,435,266.11	1.23%	2.390	360	72.26	732
850,000.01 - 900,000.00	17	14,995,367.26	1.48%	1.867	360	73.93	701
900,000.01 - 950,000.00	17	15,753,515.67	1.55%	1.345	360	72.75	715
950,000.01 - 1,000,000.00	28	27,659,033.21	2.73%	1.810	360	69.77	718
1,000,000.01+	49	72,133,160.97	7.12%	1.857	360	61.76	723
Total	2,857	1,013,499,897.13	100.00%	2.190	360	73.41	711

Current Gross Rate	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Combined Orig LTV	Weighted Average FICO
1.000 - 1.499	1,753	627,758,505.18	61.94%	1.064	360	73.55	711
1.500 - 1.999	154	53,129,289.29	5.24%	1.749	360	72.93	706
2.000 - 2.499	93	40,836,127.23	4.03%	2.076	360	70.05	718
2.500 - 2.999	8	3,328,791.19	0.33%	2.690	360	54.75	739
3.000 - 3.499	19	3,984,434.00	0.39%	3.156	360	94.64	679
3.500 - 3.999	6	3,430,044.01	0.34%	3.865	359	64.27	695
4.000 - 4.499	51	18,993,860.66	1.87%	4.321	359	74.23	713
4.500 - 4.999	540	195,240,277.21	19.26%	4.679	359	73.73	712
5.000 - 5.499	216	63,126,275.34	6.23%	5.116	359	73.47	709
5.500 - 5.999	15	3,146,556.37	0.31%	5.576	359	71.79	721
6.000 - 6.499	2	525,736.65	0.05%	6.138	358	88.26	729
Total	2,857	1,013,499,897.13	100.00%	2.190	360	73.41	711

FICO	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Combined Orig LTV	Weighted Average FICO
575-599	1	880,265.00	0.09%	1.000	360	80.00	584
600-624	43	13,011,959.06	1.28%	1.558	360	76.71	618
625-649	207	67,452,332.16	6.66%	2.038	360	74.75	639
650-674	441	153,998,542.70	15.19%	2.251	360	74.44	664
675-699	561	201,810,329.31	19.91%	2.200	360	74.13	687
700+	1,602	575,881,818.90	56.82%	2.205	360	72.64	743
None	2	464,650.00	0.05%	1.000	360	74.99	0
Total	2,857	1,013,499,897.13	100.00%	2.190	360	73.41	711

Combined Original LTV	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Combined Orig LTV	Weighted Average FICO
0.01- 49.99	111	33,856,085.35	3.34%	2.214	360	40.97	728
50.00- 54.99	67	28,949,653.94	2.86%	2.588	360	52.45	727
55.00- 59.99	92	40,683,482.63	4.01%	2.036	360	57.12	723
60.00- 64.99	149	62,825,358.58	6.20%	2.202	360	62.30	715
65.00- 69.99	193	78,730,956.57	7.77%	2.279	360	67.15	714
70.00- 74.99	348	132,761,582.62	13.10%	2.086	360	72.02	712
75.00- 79.99	636	228,607,265.55	22.56%	2.140	360	77.06	705
80.00	1,180	388,789,962.64	38.36%	2.176	360	80.00	711
80.01- 84.99	4	811,442.73	0.08%	4.834	359	82.17	730
85.00- 89.99	10	2,206,516.01	0.22%	3.030	360	88.54	694
90.00- 94.99	34	6,648,852.54	0.66%	2.947	360	91.59	692
95.00- 99.99	33	8,628,737.97	0.85%	3.136	360	95.12	694
Total	2,857	1,013,499,897.13	100.00%	2.190	360	73.41	711

Original Term (months)	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Combined Orig LTV	Weighted Average FICO
360	2,857	1,013,499,897.13	100.00%	2.190	360	73.41	711
Total	2,857	1,013,499,897.13	100.00%	2.190	360	73.41	711

Stated Remaining Term (months)	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Combined Orig LTV	Weighted Average FICO
301-354	1	135,010.92	0.01%	4.875	354	75.00	683
355-357	12	3,545,147.55	0.35%	4.825	357	78.65	719
358-360	2,844	1,009,819,738.66	99.64%	2.181	360	73.39	711
Total	2,857	1,013,499,897.13	100.00%	2.190	360	73.41	711
Debt Ratio	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Combined Orig LTV	Weighted Average FICO
0.01 -20.00	172	52,615,779.89	5.19%	2.178	360	69.83	728
20.01 -25.00	193	57,464,733.90	5.67%	1.977	360	71.80	711
25.01 -30.00	346	118,360,419.88	11.68%	2.191	360	72.33	719
30.01 -35.00	495	178,706,730.46	17.63%	2.312	360	72.10	718
35.01 -40.00	801	292,041,880.91	28.82%	2.386	360	73.78	706
40.01 -45.00	530	205,429,951.60	20.27%	2.058	360	75.34	706
45.01 -50.00	205	69,697,196.33	6.88%	1.730	360	75.71	710
50.01 -55.00	95	32,666,801.25	3.22%	2.016	360	72.65	709
55.01 -60.00	9	3,101,761.54	0.31%	1.844	360	73.97	700
None	11	3,414,641.37	0.34%	2.150	360	73.80	700
Total	2,857	1,013,499,897.13	100.00%	2.190	360	73.41	711

FRM/ARM	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Combined Orig LTV	Weighted Average FICO
ARM	2,857	1,013,499,897.13	100.00%	2.190	360	73.41	711
Total	2,857	1,013,499,897.13	100.00%	2.190	360	73.41	711

Product	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Combined Orig LTV	Weighted Average FICO
Negam MTA	2,857	1,013,499,897.13	100.00%	2.190	360	73.41	711
Total	2,857	1,013,499,897.13	100.00%	2.190	360	73.41	711

Silent 2nd	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Combined Orig LTV	Weighted Average FICO
No Silent Seconds	2,079	699,025,143.66	68.97%	2.289	360	72.91	712
Silent Second	778	314,474,753.47	31.03%	1.971	360	74.53	711
Total	2,857	1,013,499,897.13	100.00%	2.190	360	73.41	711

Prepayment Penalty Original Term (months)	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Combined Orig LTV	Weighted Average FICO
Prepay Penalty: 0 months	785	269,006,740.65	26.54%	2.141	360	72.70	713
Prepay Penalty: 3 months	1	229,515.72	0.02%	5.125	358	95.00	771
Prepay Penalty: 12 months	1,202	460,157,310.78	45.40%	1.940	360	73.68	712
Prepay Penalty: 36 months	869	284,106,329.98	28.03%	2.639	360	73.64	709
Total	2,857	1,013,499,897.13	100.00%	2.190	360	73.41	711

Lien	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Combined Orig LTV	Weighted Average FICO
First Lien	2,857	1,013,499,897.13	100.00%	2.190	360	73.41	711
Total	2,857	1,013,499,897.13	100.00%	2.190	360	73.41	711

Documentation Type	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Combined Orig LTV	Weighted Average FICO
Reduced Documentation	2,016	773,092,636.13	76.28%	2.148	360	72.60	714
Full Documentation	562	167,095,746.94	16.49%	2.493	360	75.64	703
Alternative Documentation	277	72,843,665.95	7.19%	1.932	360	77.05	707
No Income / No Asset	2	467,848.11	0.05%	4.625	359	53.13	692
Total	2,857	1,013,499,897.13	100.00%	2.190	360	73.41	711

Loan Purpose	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Combined Orig LTV	Weighted Average FICO
Cash Out Refinance	1,115	402,788,812.70	39.74%	2.270	360	70.41	707
Purchase	1,094	395,050,068.46	38.98%	2.032	360	76.91	719
Rate/Term Refinance	648	215,661,015.97	21.28%	2.331	360	72.60	706
Total	2,857	1,013,499,897.13	100.00%	2.190	360	73.41	711

Property Type	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Combined Orig LTV	Weighted Average FICO
Single Family	1,644	603,453,795.19	59.54%	2.234	360	73.07	708
PUD	664	247,403,510.67	24.41%	2.161	360	73.53	715
Condominium	383	110,225,330.97	10.88%	2.107	360	75.02	718
Two-Four Family	166	52,417,260.30	5.17%	1.996	360	73.46	720
Total	2,857	1,013,499,897.13	100.00%	2.190	360	73.41	711

Occupancy Status	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Combined Orig LTV	Weighted Average FICO
Primary	2,142	827,959,227.48	81.69%	2.213	360	73.64	709
Investor	596	148,582,466.75	14.66%	2.101	360	72.54	725
Second Home	119	36,958,202.90	3.65%	2.038	360	71.85	721
Total	2,857	1,013,499,897.13	100.00%	2.190	360	73.41	711

State	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Combined Orig LTV	Weighted Average FICO
Alabama	2	73,330.00	0.01%	1.375	360	72.90	705
Alaska	2	949,438.87	0.09%	3.970	359	78.99	764
Arizona	102	25,856,397.53	2.55%	2.290	360	77.02	710
Arkansas	2	188,079.50	0.02%	1.750	360	80.00	675
California	1,460	632,899,769.33	62.45%	2.235	360	72.73	712
Colorado	86	25,177,115.64	2.48%	1.901	360	74.40	706
Connecticut	27	7,343,749.91	0.72%	1.530	360	75.59	695
Delaware	2	554,675.02	0.05%	4.591	359	68.26	707
District of Columbia	4	2,451,396.32	0.24%	2.771	359	78.36	750
Florida	309	86,604,781.39	8.55%	2.113	360	74.36	715
Georgia	29	5,705,600.33	0.56%	2.731	360	79.12	717
Hawaii	21	9,015,467.15	0.89%	1.726	360	65.75	717
Idaho	16	5,927,473.75	0.58%	2.455	360	67.10	744
Illinois	45	14,653,486.78	1.45%	1.744	360	73.63	715
Indiana	15	3,608,692.50	0.36%	2.063	360	78.72	692
Kansas	1	203,513.86	0.02%	4.875	359	80.00	670
Kentucky	2	228,653.80	0.02%	4.707	359	78.30	677
Louisiana	11	1,952,505.29	0.19%	2.344	359	74.43	688
Maryland	11	3,799,364.92	0.37%	1.730	360	76.83	702
Massachusetts	47	16,313,286.94	1.61%	2.286	360	74.51	691
Michigan	51	10,525,429.16	1.04%	1.658	360	74.93	703
Minnesota	15	4,183,466.98	0.41%	2.285	360	77.50	699
Missouri	4	925,747.97	0.09%	3.182	359	76.24	705
Montana	3	564,148.91	0.06%	1.674	360	69.67	702
Nebraska	1	112,000.00	0.01%	1.375	360	80.00	799
Nevada	173	44,710,044.74	4.41%	2.281	360	74.70	708
New Hampshire	3	768,600.00	0.08%	1.336	360	79.49	692
New Jersey	43	12,798,409.07	1.26%	2.502	360	74.04	710
New Mexico	4	1,561,451.01	0.15%	2.479	360	75.89	687
New York	30	11,903,501.68	1.17%	1.744	360	70.08	696
North Carolina	21	3,922,207.45	0.39%	2.286	360	74.54	718
North Dakota	1	220,000.00	0.02%	1.000	360	80.00	656
Ohio	32	5,418,938.81	0.53%	1.340	360	78.49	698
Oklahoma	4	1,366,680.67	0.13%	1.430	360	57.53	768
Oregon	38	9,999,808.95	0.99%	2.031	360	73.99	723
Pennsylvania	18	3,786,575.44	0.37%	1.614	360	77.78	745
Rhode Island	7	1,666,692.43	0.16%	3.628	359	75.35	675
South Carolina	3	1,380,479.00	0.14%	1.000	360	80.00	777
Tennessee	6	1,385,564.95	0.14%	1.993	359	75.36	695
Texas	37	7,332,442.30	0.72%	2.495	360	77.23	722
Utah	30	6,534,458.23	0.64%	2.257	360	77.54	715
Virginia	33	12,558,368.77	1.24%	2.208	360	72.64	704
Washington	93	23,957,329.96	2.36%	2.121	360	75.17	716
West Virginia	1	404,143.78	0.04%	1.750	359	78.64	696
Wisconsin	12	2,006,628.04	0.20%	1.563	360	78.70	694
Total	2,857	1,013,499,897.13	100.00%	2.190	360	73.41	711

Gross Margin	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Combined Orig LTV	Weighted Average FICO
1.000 - 1.499	2	755,100.00	0.07%	1.000	360	76.30	651
1.500 - 1.999	34	12,907,788.56	1.27%	1.799	360	72.65	725
2.000 - 2.499	246	108,555,417.38	10.71%	1.663	360	72.95	720
2.500 - 2.999	1,632	602,128,742.61	59.41%	2.317	360	73.41	711
3.000 - 3.499	776	241,151,653.31	23.79%	2.183	360	73.61	708
3.500 - 3.999	148	43,971,729.55	4.34%	1.877	360	72.93	715
4.000 - 4.499	18	3,707,415.72	0.37%	2.748	360	79.33	719
4.500 - 4.999	1	322,050.00	0.03%	3.125	360	98.19	705
Total	2,857	1,013,499,897.13	100.00%	2.190	360	73.41	711

Minimum Interest Rate	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Combined Orig LTV	Weighted Average FICO
1.000 - 1.499	2	755,100.00	0.07%	1.000	360	76.30	651
1.500 - 1.999	34	12,907,788.56	1.27%	1.799	360	72.65	725
2.000 - 2.499	246	108,555,417.38	10.71%	1.663	360	72.95	720
2.500 - 2.999	1,632	602,128,742.61	59.41%	2.317	360	73.41	711
3.000 - 3.499	776	241,151,653.31	23.79%	2.183	360	73.61	708
3.500 - 3.999	148	43,971,729.55	4.34%	1.877	360	72.93	715
4.000 - 4.499	18	3,707,415.72	0.37%	2.748	360	79.33	719
4.500 - 4.999	1	322,050.00	0.03%	3.125	360	98.19	705
Total	2,857	1,013,499,897.13	100.00%	2.190	360	73.41	711

Maximum Interest Rate	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Combined Orig LTV	Weighted Average FICO
9.500 - 9.999	2,839	1,009,354,664.82	99.59%	2.185	360	73.43	711
10.000 -10.499	9	2,012,769.29	0.20%	2.893	360	66.86	703
10.500 -10.999	6	1,726,910.42	0.17%	3.766	359	70.53	671
11.000 -11.499	3	405,552.60	0.04%	3.761	359	68.68	751
Total	2,857	1,013,499,897.13	100.00%	2.190	360	73.41	711

Neg Amort Limit	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Combined Orig LTV	Weighted Average FICO
110	16	5,568,464.68	0.55%	2.321	360	65.38	717
115	2,841	1,007,931,432.45	99.45%	2.189	360	73.46	711
Total	2,857	1,013,499,897.13	100.00%	2.190	360	73.41	711

 Group 1 Statistical Mortgage Loan Statistics

As of the Cut-off Date

		Minimum	Maximum
Scheduled Principal Balance	$400,005,734	$19,900	$679,200
Average Scheduled Principal Balance	$225,737
Number of Mortgage Loans	1,772

Weighted Average Gross Coupon	2.261%	1.000%	6.250%
Weighted Average FICO Score	710	620	839
Weighted Average Combined Original LTV	73.95%	15.25%	98.19%

Weighted Average Original Term	360 months	360 months	360 months
Weighted Average Stated Remaining Term	360 months	354 months	360 months
Weighted Average Seasoning	0 months	0 months	6 months

Weighted Average Gross Margin	2.921%	1.400%	4.525%
Weighted Average Minimum Interest Rate	2.921%	1.400%	4.525%
Weighted Average Maximum Interest Rate	9.956%	9.950%	11.325%

Weighted Average Months to Roll	1 months	1 months	4 months

Weighted Average Neg Am Limit	115%	110	115
Weighted Average Payment Cap	7.500%	7.500%	7.500%
Weighted Average Recast	60 months	60 months	60 months

Maturity Date		Sep 1 2034	Apr 1 2035
Maximum Zip Code Concentration	0.77%	89123

ARM	100.00%	Cash Out Refinance	39.96%
		Purchase	36.29%
Negam MTA	100.00%	Rate/Term Refinance	23.75%

Not Interest Only	100.00%	Single Family	53.86%
		PUD	21.42%
Prepay Penalty: 12 months	41.77%	Condominium	14.89%
Prepay Penalty: 36 months	30.67%	Two-Four Family	9.82%
Prepay Penalty: 0 months	27.50%
Prepay Penalty: 3 months	0.06%
		Primary	68.95%
First Lien	100.00%	Investor	26.56%
		Second Home	4.49%
Reduced Documentation	65.90%
Full Documentation	22.88%	Top 5 States:
Alternative Documentation	11.10%	California	45.00%
No Income / No Asset	0.12%	Florida	10.90%
		Nevada	7.95%
		Arizona	4.15%
		Washington	4.15%

Current Principal Balance	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Combined Orig LTV	Weighted Average FICO
0.01 - 50,000.00	10	396,270.84	0.10%	1.802	360	66.25	681
50,000.01 - 100,000.00	103	8,782,373.92	2.20%	2.336	360	72.77	716
100,000.01 - 150,000.00	269	34,322,683.27	8.58%	2.352	360	73.84	717
150,000.01 - 200,000.00	352	61,677,669.24	15.42%	2.208	360	74.10	712
200,000.01 - 250,000.00	343	77,465,014.17	19.37%	2.448	360	73.17	711
250,000.01 - 300,000.00	314	86,763,224.43	21.69%	2.309	360	73.52	708
300,000.01 - 350,000.00	291	94,862,116.30	23.72%	2.134	360	74.87	705
350,000.01 - 400,000.00	61	21,886,969.95	5.47%	2.117	360	74.85	707
400,000.01 - 450,000.00	16	6,830,602.83	1.71%	1.952	360	76.37	728
450,000.01 - 500,000.00	6	2,859,038.91	0.71%	1.993	360	76.53	743
500,000.01 - 550,000.00	2	1,010,280.00	0.25%	1.187	360	68.08	715
550,000.01 - 600,000.00	2	1,147,650.00	0.29%	1.759	360	72.96	738
600,000.01 - 650,000.00	1	648,540.29	0.16%	5.625	359	44.83	708
650,000.01 - 700,000.00	2	1,353,300.00	0.34%	1.187	360	75.02	758
Total	1,772	400,005,734.15	100.00%	2.261	360	73.95	710

Current Gross Rate	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Combined Orig LTV	Weighted Average FICO
1.000 - 1.499	1,070	242,618,726.60	60.65%	1.114	360	73.18	712
1.500 - 1.999	101	23,505,384.57	5.88%	1.750	360	73.50	697
2.000 - 2.499	74	15,840,668.58	3.96%	2.105	360	82.08	716
2.500 - 2.999	7	1,338,791.19	0.33%	2.600	360	87.64	683
3.000 - 3.499	19	3,984,434.00	1.00%	3.156	360	94.64	679
3.500 - 3.999	4	825,698.22	0.21%	3.832	359	84.35	691
4.000 - 4.499	27	6,903,679.64	1.73%	4.347	359	73.53	721
4.500 - 4.999	300	68,754,719.99	17.19%	4.702	359	74.05	707
5.000 - 5.499	154	33,105,713.09	8.28%	5.112	359	72.74	711
5.500 - 5.999	14	2,602,181.62	0.65%	5.592	359	70.07	726
6.000 - 6.499	2	525,736.65	0.13%	6.138	358	88.26	729
Total	1,772	400,005,734.15	100.00%	2.261	360	73.95	710

FICO	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Combined Orig LTV	Weighted Average FICO
600-624	21	4,384,452.33	1.10%	1.847	360	76.25	622
625-649	148	34,503,567.66	8.63%	2.092	360	75.43	638
650-674	279	64,230,289.44	16.06%	2.409	360	75.17	663
675-699	322	72,328,591.53	18.08%	2.277	360	75.14	687
700+	1,002	224,558,833.19	56.14%	2.247	360	72.95	744
Total	1,772	400,005,734.15	100.00%	2.261	360	73.95	710

Combined Original LTV	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Combined Orig LTV	Weighted Average FICO
0.01- 49.99	91	18,606,556.46	4.65%	2.192	360	40.16	722
50.00- 54.99	43	9,888,926.04	2.47%	2.467	360	52.50	726
55.00- 59.99	59	14,185,187.49	3.55%	2.431	360	57.20	715
60.00- 64.99	89	20,962,497.14	5.24%	2.210	360	62.47	714
65.00- 69.99	110	24,773,260.23	6.19%	2.417	360	67.28	710
70.00- 74.99	206	48,786,770.78	12.20%	2.139	360	71.99	711
75.00- 79.99	370	84,131,031.40	21.03%	2.212	360	77.50	705
80.00	730	162,603,563.84	40.65%	2.193	360	80.00	711
80.01- 84.99	3	595,163.23	0.15%	4.728	359	82.80	744
85.00- 89.99	10	2,206,516.01	0.55%	3.030	360	88.54	694
90.00- 94.99	32	5,910,582.54	1.48%	3.042	360	91.79	693
95.00- 99.99	29	7,355,678.99	1.84%	3.240	360	95.14	696
Total	1,772	400,005,734.15	100.00%	2.261	360	73.95	710

Original Term (months)	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Combined Orig LTV	Weighted Average FICO
360	1,772	400,005,734.15	100.00%	2.261	360	73.95	710
Total	1,772	400,005,734.15	100.00%	2.261	360	73.95	710

Stated Remaining Term (months)	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Combined Orig LTV	Weighted Average FICO
301-354	1	135,010.92	0.03%	4.875	354	75.00	683
355-357	10	2,422,294.98	0.61%	4.785	357	78.02	700
358-360	1,761	397,448,428.25	99.36%	2.244	360	73.93	710
Total	1,772	400,005,734.15	100.00%	2.261	360	73.95	710

Debt Ratio	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Combined Orig LTV	Weighted Average FICO
0.01 -20.00	131	27,270,717.85	6.82%	2.325	360	73.06	728
20.01 -25.00	144	30,149,590.32	7.54%	2.163	360	72.29	716
25.01 -30.00	236	50,997,648.13	12.75%	2.337	360	73.78	715
30.01 -35.00	316	70,384,698.40	17.60%	2.279	360	72.67	715
35.01 -40.00	460	106,565,943.23	26.64%	2.416	360	74.03	703
40.01 -45.00	270	66,038,677.98	16.51%	2.075	360	75.28	706
45.01 -50.00	137	31,558,747.63	7.89%	1.968	360	76.05	705
50.01 -55.00	66	14,177,550.96	3.54%	2.232	360	75.35	717
55.01 -60.00	6	1,629,011.54	0.41%	2.606	360	73.02	722
None	6	1,233,148.11	0.31%	2.950	360	69.32	701
Total	1,772	400,005,734.15	100.00%	2.261	360	73.95	710

FRM/ARM	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Combined Orig LTV	Weighted Average FICO
ARM	1,772	400,005,734.15	100.00%	2.261	360	73.95	710
Total	1,772	400,005,734.15	100.00%	2.261	360	73.95	710

Product	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Combined Orig LTV	Weighted Average FICO
Negam MTA	1,772	400,005,734.15	100.00%	2.261	360	73.95	710
Total	1,772	400,005,734.15	100.00%	2.261	360	73.95	710

Silent 2nd	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Combined Orig LTV	Weighted Average FICO
No Silent Seconds	1,348	303,483,470.92	75.87%	2.338	360	72.89	711
Silent Second	424	96,522,263.23	24.13%	2.019	360	77.31	707
Total	1,772	400,005,734.15	100.00%	2.261	360	73.95	710

Prepayment Penalty Original Term (months)	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Combined Orig LTV	Weighted Average FICO
Prepay Penalty: 0 months	509	109,991,970.11	27.50%	2.237	360	74.32	710
Prepay Penalty: 3 months	1	229,515.72	0.06%	5.125	358	95.00	771
Prepay Penalty: 12 months	682	167,087,365.67	41.77%	1.997	360	73.59	712
Prepay Penalty: 36 months	580	122,696,882.65	30.67%	2.635	360	74.09	709
Total	1,772	400,005,734.15	100.00%	2.261	360	73.95	710

Lien	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Combined Orig LTV	Weighted Average FICO
First Lien	1,772	400,005,734.15	100.00%	2.261	360	73.95	710
Total	1,772	400,005,734.15	100.00%	2.261	360	73.95	710

Documentation Type	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Combined Orig LTV	Weighted Average FICO
Reduced Documentation	1,118	263,610,264.57	65.90%	2.155	360	72.68	711
Full Documentation	429	91,539,797.94	22.88%	2.654	360	76.06	707
Alternative Documentation	223	44,387,823.53	11.10%	2.052	360	77.41	711
No Income / No Asset	2	467,848.11	0.12%	4.625	359	53.13	692
Total	1,772	400,005,734.15	100.00%	2.261	360	73.95	710

Loan Purpose	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Combined Orig LTV	Weighted Average FICO
Cash Out Refinance	677	159,839,058.25	39.96%	2.334	360	70.67	705
Purchase	657	145,174,825.36	36.29%	2.138	360	78.00	721
Rate/Term Refinance	438	94,991,850.54	23.75%	2.326	360	73.29	704
Total	1,772	400,005,734.15	100.00%	2.261	360	73.95	710

Property Type	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Combined Orig LTV	Weighted Average FICO
Single Family	947	215,450,325.76	53.86%	2.274	360	73.39	705
PUD	389	85,695,728.73	21.42%	2.303	360	74.27	713
Condominium	290	59,580,539.78	14.89%	2.253	360	75.75	720
Two-Four Family	146	39,279,139.88	9.82%	2.108	360	73.65	721
Total	1,772	400,005,734.15	100.00%	2.261	360	73.95	710

Occupancy Status	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Combined Orig LTV	Weighted Average FICO
Primary	1,169	275,789,727.45	68.95%	2.299	360	74.14	704
Investor	518	106,236,887.36	26.56%	2.216	360	73.43	724
Second Home	85	17,979,119.34	4.49%	1.939	360	74.16	729
Total	1,772	400,005,734.15	100.00%	2.261	360	73.95	710

State	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Combined Orig LTV	Weighted Average FICO
Alabama	2	73,330.00	0.02%	1.375	360	72.90	705
Alaska	1	191,250.00	0.05%	1.375	360	75.00	754
Arizona	85	16,597,726.13	4.15%	2.214	360	77.47	713
Arkansas	2	188,079.50	0.05%	1.750	360	80.00	675
California	652	180,006,794.63	45.00%	2.349	360	71.63	711
Colorado	66	12,149,471.05	3.04%	2.023	360	77.41	714
Connecticut	23	5,381,249.91	1.35%	1.723	360	75.07	701
Delaware	1	151,637.77	0.04%	4.500	359	37.07	713
District of Columbia	2	773,016.80	0.19%	3.546	359	84.21	746
Florida	239	43,608,588.43	10.90%	2.278	360	75.85	710
Georgia	27	4,557,600.33	1.14%	3.167	359	80.62	716
Hawaii	16	4,332,075.72	1.08%	1.420	360	72.02	729
Idaho	12	1,958,323.01	0.49%	2.442	360	78.74	726
Illinois	34	7,627,995.69	1.91%	2.023	360	75.96	705
Indiana	12	1,882,370.00	0.47%	1.506	360	80.63	700
Kansas	1	203,513.86	0.05%	4.875	359	80.00	670
Kentucky	2	228,653.80	0.06%	4.707	359	78.30	677
Louisiana	10	1,498,350.86	0.37%	1.653	360	73.01	688
Maryland	6	1,525,780.48	0.38%	1.949	360	74.67	709
Massachusetts	32	8,639,807.81	2.16%	2.120	360	75.06	696
Michigan	45	7,856,258.73	1.96%	1.620	360	75.91	705
Minnesota	13	2,865,637.58	0.72%	2.173	360	82.91	684
Missouri	4	925,747.97	0.23%	3.182	359	76.24	705
Montana	3	564,148.91	0.14%	1.674	360	69.67	702
Nebraska	1	112,000.00	0.03%	1.375	360	80.00	799
Nevada	145	31,817,598.34	7.95%	2.436	360	73.84	711
New Hampshire	3	768,600.00	0.19%	1.336	360	79.49	692
New Jersey	32	6,795,384.95	1.70%	2.673	359	73.70	704
New Mexico	2	393,000.00	0.10%	1.100	360	76.52	693
New York	17	4,721,979.18	1.18%	2.022	360	66.90	710
North Carolina	19	2,967,398.98	0.74%	2.049	360	78.03	718
North Dakota	1	220,000.00	0.05%	1.000	360	80.00	656
Ohio	32	5,418,938.81	1.35%	1.340	360	78.49	698
Oklahoma	3	166,680.67	0.04%	1.825	360	73.88	677
Oregon	30	5,268,271.04	1.32%	2.183	360	73.91	724
Pennsylvania	15	2,174,575.44	0.54%	1.835	360	78.44	734
Rhode Island	5	955,606.88	0.24%	2.824	360	68.17	695
South Carolina	2	544,479.00	0.14%	1.000	360	80.00	768
Tennessee	5	885,564.95	0.22%	2.554	359	72.74	704
Texas	34	5,550,704.68	1.39%	2.416	360	78.02	708
Utah	27	4,776,458.23	1.19%	2.719	360	79.24	714
Virginia	17	4,090,112.00	1.02%	2.401	360	72.79	695
Washington	80	16,584,343.99	4.15%	2.058	360	77.03	721
Wisconsin	12	2,006,628.04	0.50%	1.563	360	78.70	694
Total	1,772	400,005,734.15	100.00%	2.261	360	73.95	710

Gross Margin	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Combined Orig LTV	Weighted Average FICO
1.000 - 1.499	1	247,000.00	0.06%	1.000	360	78.41	706
1.500 - 1.999	22	4,271,253.77	1.07%	1.542	360	71.49	732
2.000 - 2.499	110	26,514,961.36	6.63%	2.028	360	73.30	719
2.500 - 2.999	927	211,762,924.99	52.94%	2.354	360	73.59	708
3.000 - 3.499	573	125,776,021.16	31.44%	2.232	360	73.95	711
3.500 - 3.999	120	27,404,107.15	6.85%	1.945	360	76.78	714
4.000 - 4.499	18	3,707,415.72	0.93%	2.748	360	79.33	719
4.500 - 4.999	1	322,050.00	0.08%	3.125	360	98.19	705
Total	1,772	400,005,734.15	100.00%	2.261	360	73.95	710

Minimum Interest Rate	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Combined Orig LTV	Weighted Average FICO
1.000 - 1.499	1	247,000.00	0.06%	1.000	360	78.41	706
1.500 - 1.999	22	4,271,253.77	1.07%	1.542	360	71.49	732
2.000 - 2.499	110	26,514,961.36	6.63%	2.028	360	73.30	719
2.500 - 2.999	927	211,762,924.99	52.94%	2.354	360	73.59	708
3.000 - 3.499	573	125,776,021.16	31.44%	2.232	360	73.95	711
3.500 - 3.999	120	27,404,107.15	6.85%	1.945	360	76.78	714
4.000 - 4.499	18	3,707,415.72	0.93%	2.748	360	79.33	719
4.500 - 4.999	1	322,050.00	0.08%	3.125	360	98.19	705
Total	1,772	400,005,734.15	100.00%	2.261	360	73.95	710

Maximum Interest Rate	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Combined Orig LTV	Weighted Average FICO
9.500 - 9.999	1,755	396,504,962.38	99.12%	2.253	360	74.02	710
10.000 -10.499	9	2,012,769.29	0.50%	2.893	360	66.86	703
10.500 -10.999	5	1,082,449.88	0.27%	3.329	359	65.61	691
11.000 -11.499	3	405,552.60	0.10%	3.761	359	68.68	751
Total	1,772	400,005,734.15	100.00%	2.261	360	73.95	710

Neg Amort Limit	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Combined Orig LTV	Weighted Average FICO
110	12	3,507,442.18	0.88%	2.289	359	66.63	713
115	1,760	396,498,291.97	99.12%	2.261	360	74.02	710
Total	1,772	400,005,734.15	100.00%	2.261	360	73.95	710

Group 2 Statistical Mortgage Loan Statistics

As of the Cut-off Date

		Minimum	Maximum
Scheduled Principal Balance	$613,494,163	$198,750	$2,915,000
Average Scheduled Principal Balance	$565,432
Number of Mortgage Loans	1,085

Weighted Average Gross Coupon	2.144%	1.000%	5.500%
Weighted Average FICO Score	712	584	815
Weighted Average Combined Original LTV	73.06%	30.19%	95.00%

Weighted Average Original Term	360 months	360 months	360 months
Weighted Average Stated Remaining Term	360 months	357 months	360 months
Weighted Average Seasoning	0 months	0 months	3 months

Weighted Average Gross Margin	2.766%	1.000%	3.925%
Weighted Average Minimum Interest Rate	2.766%	1.000%	3.925%
Weighted Average Maximum Interest Rate	9.951%	9.950%	10.950%

Weighted Average Months to Roll	1 months	1 months	4 months

Weighted Average Neg Am Limit	115%	110%	115%
Weighted Average Payment Cap	7.500%	7.500%	7.500%
Weighted Average Recast	60 months	60 months	60 months

Maturity Date		Dec 1 2034	Apr 1 2035
Maximum Zip Code Concentration	0.85%	92064

ARM	100.00%	Purchase	40.73%
		Cash Out Refinance	39.60%
Negam MTA	100.00%	Rate/Term Refinance	19.67%

Not Interest Only	100.00%	Single Family	63.24%
		PUD	26.36%
Prepay Penalty: 12 months	47.77%	Condominium	8.26%
Prepay Penalty: 36 months	26.31%	Two-Four Family	2.14%
Prepay Penalty: 0 months	25.92%
		Primary	90.00%
First Lien	100.00%	Investor	6.90%
		Second Home	3.09%
Reduced Documentation	83.05%
Full Documentation	12.32%	Top 5 States:
Alternative Documentation	4.64%	California	73.82%
		Florida	7.01%
		Colorado	2.12%
		Nevada	2.10%
		Arizona	1.51%

Current Principal Balance	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Combined Orig LTV	Weighted Average FICO
150,000.01 - 200,000.00	1	198,750.00	0.03%	1.000	360	75.00	0
200,000.01 - 250,000.00	10	2,230,286.57	0.36%	2.428	360	73.03	619
250,000.01 - 300,000.00	1	265,900.00	0.04%	1.000	360	74.98	0
300,000.01 - 350,000.00	1	340,000.00	0.06%	1.000	360	80.00	610
350,000.01 - 400,000.00	234	89,157,735.78	14.53%	2.187	360	75.28	708
400,000.01 - 450,000.00	176	74,815,060.63	12.19%	2.346	360	76.96	711
450,000.01 - 500,000.00	170	81,284,269.93	13.25%	2.599	360	74.13	709
500,000.01 - 550,000.00	108	56,817,081.20	9.26%	2.122	360	76.32	707
550,000.01 - 600,000.00	99	56,783,925.22	9.26%	2.180	360	76.53	713
600,000.01 - 650,000.00	73	46,539,243.83	7.59%	2.227	360	74.77	707
650,000.01 - 700,000.00	36	24,452,346.03	3.99%	2.207	360	70.46	724
700,000.01 - 750,000.00	25	18,177,558.72	2.96%	1.858	360	73.43	729
750,000.01 - 800,000.00	25	19,455,661.85	3.17%	1.481	360	68.97	700
800,000.01 - 850,000.00	15	12,435,266.11	2.03%	2.390	360	72.26	732
850,000.01 - 900,000.00	17	14,995,367.26	2.44%	1.867	360	73.93	701
900,000.01 - 950,000.00	17	15,753,515.67	2.57%	1.345	360	72.75	715
950,000.01 - 1,000,000.00	28	27,659,033.21	4.51%	1.810	360	69.77	718
1,000,000.01+	49	72,133,160.97	11.76%	1.857	360	61.76	723
Total	1,085	613,494,162.98	100.00%	2.144	360	73.06	712

Current Gross Rate	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Combined Orig LTV	Weighted Average FICO
1.000 - 1.499	683	385,139,778.58	62.78%	1.032	360	73.78	711
1.500 - 1.999	53	29,623,904.72	4.83%	1.748	360	72.47	714
2.000 - 2.499	19	24,995,458.65	4.07%	2.058	360	62.42	719
2.500 - 2.999	1	1,990,000.00	0.32%	2.750	360	32.62	777
3.500 - 3.999	2	2,604,345.79	0.42%	3.875	359	57.91	697
4.000 - 4.499	24	12,090,181.02	1.97%	4.306	359	74.63	708
4.500 - 4.999	240	126,485,557.22	20.62%	4.666	359	73.56	714
5.000 - 5.499	62	30,020,562.25	4.89%	5.122	359	74.28	707
5.500 - 5.999	1	544,374.75	0.09%	5.500	359	80.00	699
Total	1,085	613,494,162.98	100.00%	2.144	360	73.06	712

FICO	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Combined Orig LTV	Weighted Average FICO
575-599	1	880,265.00	0.14%	1.000	360	80.00	584
600-624	22	8,627,506.73	1.41%	1.411	360	76.95	617
625-649	59	32,948,764.50	5.37%	1.980	360	74.04	640
650-674	162	89,768,253.26	14.63%	2.138	360	73.92	664
675-699	239	129,481,737.78	21.11%	2.157	360	73.56	687
700+	600	351,322,985.71	57.27%	2.179	360	72.44	743
None	2	464,650.00	0.08%	1.000	360	74.99	0
Total	1,085	613,494,162.98	100.00%	2.144	360	73.06	712

Combined Original LTV	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Combined Orig LTV	Weighted Average FICO
0.01- 49.99	20	15,249,528.89	2.49%	2.240	360	41.95	735
50.00- 54.99	24	19,060,727.90	3.11%	2.651	360	52.42	728
55.00- 59.99	33	26,498,295.14	4.32%	1.825	360	57.07	727
60.00- 64.99	60	41,862,861.44	6.82%	2.198	360	62.21	715
65.00- 69.99	83	53,957,696.34	8.80%	2.215	360	67.08	715
70.00- 74.99	142	83,974,811.84	13.69%	2.055	360	72.04	713
75.00- 79.99	266	144,476,234.15	23.55%	2.098	360	76.80	705
80.00	450	226,186,398.80	36.87%	2.163	360	80.00	711
80.01- 84.99	1	216,279.50	0.04%	5.125	359	80.44	691
90.00- 94.99	2	738,270.00	0.12%	2.187	360	90.00	688
95.00- 99.99	4	1,273,058.98	0.21%	2.535	360	95.00	687
Total	1,085	613,494,162.98	100.00%	2.144	360	73.06	712

Original Term (months)	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Combined Orig LTV	Weighted Average FICO
360	1,085	613,494,162.98	100.00%	2.144	360	73.06	712
Total	1,085	613,494,162.98	100.00%	2.144	360	73.06	712

Stated Remaining Term (months)	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Combined Orig LTV	Weighted Average FICO
355-357	2	1,122,852.57	0.18%	4.910	357	80.00	759
358-360	1,083	612,371,310.41	99.82%	2.139	360	73.04	712
Total	1,085	613,494,162.98	100.00%	2.144	360	73.06	712

Debt Ratio	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Combined Orig LTV	Weighted Average FICO
0.01 -20.00	41	25,345,062.04	4.13%	2.020	360	66.36	729
20.01 -25.00	49	27,315,143.58	4.45%	1.771	360	71.26	706
25.01 -30.00	110	67,362,771.75	10.98%	2.079	360	71.23	721
30.01 -35.00	179	108,322,032.06	17.66%	2.334	360	71.73	721
35.01 -40.00	341	185,475,937.68	30.23%	2.368	360	73.64	708
40.01 -45.00	260	139,391,273.62	22.72%	2.051	360	75.37	706
45.01 -50.00	68	38,138,448.70	6.22%	1.534	360	75.42	714
50.01 -55.00	29	18,489,250.29	3.01%	1.851	360	70.58	702
55.01 -60.00	3	1,472,750.00	0.24%	1.000	360	75.02	676
None	5	2,181,493.26	0.36%	1.698	360	76.34	699
Total	1,085	613,494,162.98	100.00%	2.144	360	73.06	712

FRM/ARM	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Combined Orig LTV	Weighted Average FICO
ARM	1,085	613,494,162.98	100.00%	2.144	360	73.06	712
Total	1,085	613,494,162.98	100.00%	2.144	360	73.06	712

Product	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Combined Orig LTV	Weighted Average FICO
Negam MTA	1,085	613,494,162.98	100.00%	2.144	360	73.06	712
Total	1,085	613,494,162.98	100.00%	2.144	360	73.06	712

Silent 2nd	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Combined Orig LTV	Weighted Average FICO
No Silent Seconds	731	395,541,672.74	64.47%	2.252	360	72.92	712
Silent Second	354	217,952,490.24	35.53%	1.949	360	73.31	712
Total	1,085	613,494,162.98	100.00%	2.144	360	73.06	712

Prepayment Penalty Original Term (months)	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Combined Orig LTV	Weighted Average FICO
Prepay Penalty: 0 months	276	159,014,770.54	25.92%	2.075	360	71.57	715
Prepay Penalty: 12 months	520	293,069,945.11	47.77%	1.907	360	73.73	712
Prepay Penalty: 36 months	289	161,409,447.33	26.31%	2.643	360	73.31	709
Total	1,085	613,494,162.98	100.00%	2.144	360	73.06	712

Lien	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Combined Orig LTV	Weighted Average FICO
First Lien	1,085	613,494,162.98	100.00%	2.144	360	73.06	712
Total	1,085	613,494,162.98	100.00%	2.144	360	73.06	712

Documentation Type	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Combined Orig LTV	Weighted Average FICO
Reduced Documentation	898	509,482,371.56	83.05%	2.144	360	72.56	715
Full Documentation	133	75,555,949.00	12.32%	2.296	360	75.12	697
Alternative Documentation	54	28,455,842.42	4.64%	1.745	360	76.49	700
Total	1,085	613,494,162.98	100.00%	2.144	360	73.06	712

Loan Purpose	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Combined Orig LTV	Weighted Average FICO
Purchase	437	249,875,243.10	40.73%	1.971	360	76.28	718
Cash Out Refinance	438	242,949,754.45	39.60%	2.228	360	70.24	708
Rate/Term Refinance	210	120,669,165.43	19.67%	2.334	360	72.05	707
Total	1,085	613,494,162.98	100.00%	2.144	360	73.06	712

Property Type	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Combined Orig LTV	Weighted Average FICO
Single Family	697	388,003,469.43	63.24%	2.212	360	72.89	710
PUD	275	161,707,781.94	26.36%	2.085	360	73.13	716
Condominium	93	50,644,791.19	8.26%	1.936	360	74.18	716
Two-Four Family	20	13,138,120.42	2.14%	1.662	360	72.90	715
Total	1,085	613,494,162.98	100.00%	2.144	360	73.06	712

Occupancy Status	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Combined Orig LTV	Weighted Average FICO
Primary	973	552,169,500.03	90.00%	2.170	360	73.38	711
Investor	78	42,345,579.39	6.90%	1.813	360	70.30	727
Second Home	34	18,979,083.56	3.09%	2.131	360	69.66	713
Total	1,085	613,494,162.98	100.00%	2.144	360	73.06	712

State	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Combined Orig LTV	Weighted Average FICO
Alaska	1	758,188.87	0.12%	4.625	359	80.00	767
Arizona	17	9,258,671.40	1.51%	2.426	360	76.22	704
California	808	452,892,974.70	73.82%	2.190	360	73.16	712
Colorado	20	13,027,644.59	2.12%	1.787	360	71.60	699
Connecticut	4	1,962,500.00	0.32%	1.000	360	77.04	679
Delaware	1	403,037.25	0.07%	4.625	359	80.00	705
District of Columbia	2	1,678,379.52	0.27%	2.415	360	75.67	751
Florida	70	42,996,192.96	7.01%	1.945	360	72.84	719
Georgia	2	1,148,000.00	0.19%	1.000	360	73.17	721
Hawaii	5	4,683,391.43	0.76%	2.010	360	59.94	706
Idaho	4	3,969,150.74	0.65%	2.461	360	61.35	753
Illinois	11	7,025,491.09	1.15%	1.441	360	71.10	726
Indiana	3	1,726,322.50	0.28%	2.671	360	76.63	683
Louisiana	1	454,154.43	0.07%	4.625	358	79.13	689
Maryland	5	2,273,584.44	0.37%	1.584	360	78.28	698
Massachusetts	15	7,673,479.13	1.25%	2.474	360	73.89	686
Michigan	6	2,669,170.43	0.44%	1.770	360	72.02	695
Minnesota	2	1,317,829.40	0.21%	2.528	360	65.75	732
Nevada	28	12,892,446.40	2.10%	1.900	360	76.81	702
New Jersey	11	6,003,024.12	0.98%	2.309	360	74.43	717
New Mexico	2	1,168,451.01	0.19%	2.942	359	75.68	685
New York	13	7,181,522.50	1.17%	1.561	360	72.17	687
North Carolina	2	954,808.47	0.16%	3.024	359	63.69	715
Oklahoma	1	1,200,000.00	0.20%	1.375	360	55.26	781
Oregon	8	4,731,537.91	0.77%	1.862	360	74.08	723
Pennsylvania	3	1,612,000.00	0.26%	1.315	360	76.90	760
Rhode Island	2	711,085.55	0.12%	4.708	359	85.00	647
South Carolina	1	836,000.00	0.14%	1.000	360	80.00	783
Tennessee	1	500,000.00	0.08%	1.000	360	80.00	680
Texas	3	1,781,737.62	0.29%	2.740	359	74.75	763
Utah	3	1,758,000.00	0.29%	1.000	360	72.93	716
Virginia	16	8,468,256.77	1.38%	2.115	360	72.57	709
Washington	13	7,372,985.97	1.20%	2.265	360	70.98	704
West Virginia	1	404,143.78	0.07%	1.750	359	78.64	696
Total	1,085	613,494,162.98	100.00%	2.144	360	73.06	712

Gross Margin	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Combined Orig LTV	Weighted Average FICO
1.000 - 1.499	1	508,100.00	0.08%	1.000	360	75.27	624
1.500 - 1.999	12	8,636,534.79	1.41%	1.926	360	73.22	722
2.000 - 2.499	136	82,040,456.02	13.37%	1.545	360	72.84	720
2.500 - 2.999	705	390,365,817.62	63.63%	2.297	360	73.31	712
3.000 - 3.499	203	115,375,632.15	18.81%	2.130	360	73.25	706
3.500 - 3.999	28	16,567,622.40	2.70%	1.765	360	66.56	718
Total	1,085	613,494,162.98	100.00%	2.144	360	73.06	712

Minimum Interest Rate	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Combined Orig LTV	Weighted Average FICO
1.000 - 1.499	1	508,100.00	0.08%	1.000	360	75.27	624
1.500 - 1.999	12	8,636,534.79	1.41%	1.926	360	73.22	722
2.000 - 2.499	136	82,040,456.02	13.37%	1.545	360	72.84	720
2.500 - 2.999	705	390,365,817.62	63.63%	2.297	360	73.31	712
3.000 - 3.499	203	115,375,632.15	18.81%	2.130	360	73.25	706
3.500 - 3.999	28	16,567,622.40	2.70%	1.765	360	66.56	718
Total	1,085	613,494,162.98	100.00%	2.144	360	73.06	712

Maximum Interest Rate	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Combined Orig LTV	Weighted Average FICO
9.500 - 9.999	1,084	612,849,702.44	99.89%	2.142	360	73.05	712
10.500 -10.999	1	644,460.54	0.11%	4.500	359	78.78	638
Total	1,085	613,494,162.98	100.00%	2.144	360	73.06	712

Neg Amort Limit	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Combined Orig LTV	Weighted Average FICO
110	4	2,061,022.50	0.34%	2.376	360	63.27	724
115	1,081	611,433,140.48	99.66%	2.143	360	73.09	712
Total	1,085	613,494,162.98	100.00%	2.144	360	73.06	712